                           SECOND AMENDMENT TO LEASE
                           -------------------------

This Second Amendment to Lease Agreement ("Second Agreement") is entered into as of the 1st day of April, 1996 between Broadway Commerce Centre Limited Partnership, an Arizona limited partnership ("Landlord") and Meadow Valley Contractors, Inc., a Nevada corporation ("Tenant").

Landlord and Tenant entered into that certain Lease Agreement dated May 16, 1995 and that First Amendment to Lease dated June 22, 1995 (the "Lease"), covering the office space located at 4001 East Broadway Road, (the "Building"), Suite D-11 (the "Premises"), which previously has been erroneously referred to as Suite D-9, Phoenix, Arizona.

Tenant wishes to lease additional space from Landlord on the terms set out below.

Landlord and Tenant agree the Lease is amended as follows:

     1.  Additional Space. Effective as of April 1, 1996 Tenant will lease from
         ----------------
Landlord the following additional space (the "Additional Premises") on the terms and conditions set out below:

Additional Premises:            That certain 1,177.41 rentable square feet of
                                Suite D-10, located at 4001 East Broadway Road,
                                Phoenix, AZ, as outlined in red on Exhibit "A" and incorporated fully by this reference.

                                That certain 510.72 rentable square feet to be added to Suite D-11 ("D-11 Addition:), located at 4001 East Broadway Road, Phoenix, AZ as outlined in red on Exhibit "A" and incorporated fully by this reference.

Rentable Square Feet:           1,688.13

Lease Rate (Monthly):           Suite D-10    $.32 per RSF -  4/1/96 - 8/30/96;
                                ----------
                                              $.65 per RSF -  9/1/96 - 7/31/97

                                D-11 Addition $.65 per RSF -  4/1/96 - 7/31/97
                                -------------

                                These amounts do not include any other sums payable to Landlord under the Lease, all of which sums will remain payable during the remainder of the Lease term.

Additional Monthly Rent:                   4/1/96 - 8/30/96   9/1/96 - 7/31/97
                                           ----------------   ----------------
                                Suite D-10      $376.77            $765.32

                                Suite D-11
                                Addition        $331.97            $331.97
                                                -------            -------

                                Total           $708.74            $1,097.29
                                                =======            =========

                                These amounts do not include any other sums payable to Landlord under the Lease, all of which sums will remain payable during the remainder of the Lease term.

Additional Security Deposit:    $1,097.29

Term: Commencing April 1, 1996 and co-terminous with Original Lease ending July 31, 1997.

Use:                            Administrative Office.

Tenant Improvements:            Landlord will provide Tenant with an allowance
                                of $5,184.88 ("Allowance") for the tenant improvements described in the Estimate which is attached as Exhibit "B" ("Tenant Improvements").
                                Landlord will amortize all Tenant Improvement costs in excess of the Allowance, up to $8,000
                                ("Excess Costs"), as additional rent subject to the provisions of Paragraph 3 of the Lease, over the term of the Lease including an 11% rate of interest. Tenant will be responsible for all costs of the Tenant Improvements that exceed the Excess Costs and such amount will be payable to Landlord upon completion of the Tenant
                                Improvements, but in no event later than June 1, 1996.

The provisions of the Lease will apply to Tenant's lease of the Additional Premises as if the Additional Premises were included as part of the Premises, except as otherwise provided in this Section 1.

     2. Except as expressly amended by this Second Amendment, all the terms, covenants and conditions of the Lease remain in full force and effect. In the event of any conflict between the provisions of the Lease and this Second Amendment, this Second Amendment will control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date written above.

"LANDLORD"                              "TENANT"

BROADWAY COMMERCE CENTRE                MEADOW VALLEY CONTRACTORS, INC.,
LIMITED PARTNERSHIP, an Arizona         a Nevada corporation
limited partnership

By: GRANT, JESTADT & GRANT              By  /s/ Kenneth D. Nelson
INVESTMENT AND MANAGEMENT                  ------------------------------------
COMPANY, an Arizona corporation            Its   V.P.
Its General Partner                            --------------------------------

By   [SIGNATURE APPEARS HERE]
   -------------------------------
    Member

                           THIRD AMENDMENT TO LEASE
                           ------------------------

This Third Amendment to Lease Agreement ("Third Amendment") is entered into as of the 15th day of April, 1996 between Broadway Commerce Centre Limited Partnership, an Arizona limited partnership ("Landlord") and Meadow Valley Contractors, Inc., a Nevada corporation ("Tenant").

Landlord and Tenant entered into that certain Lease Agreement dated May 16, 1995, that First Amendment to Lease dated June 22, 1995, and that Second Amendment to Lease dated April 1, 1996 (the "Lease"), covering the office space located at 4001 East Broadway Road, (the "Building"), Suites D-10 and D-11 (the "Premises").

Tenant wishes to occupy Suite D-10 earlier than anticipated and Landlord and Tenant agree the Lease is amended as follows:

     1.  Effective Date. Unless specifically indicated otherwise, the effective
         --------------
date of the Lease amendments set forth herein is May 1, 1996 (the "Effective Date").

     2.  Rent for Suite D-10. As of the Effective Date, the Minimum Rent per
         -------------------
month for Suite D-10, which is due and payable on the first day of each month, shall be: $765.32.

         These amounts do not include any other sums payable to Landlord under the Lease, all of which sums will remain payable during the remainder of the Lease term.

     3.  Remaining Lease Terms. Except as expressly amended by this Third
         ---------------------
Amendment, all the terms, covenants and conditions of the Lease remain in full force and effect. In the event of any conflict between the provisions of the Lease and this Third Amendment, this Third Amendment will control.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Third Amendment as of the date written above.

"LANDLORD"                              "TENANT"

BROADWAY COMMERCE CENTRE LIMITED        MEADOW VALLEY CONTRACTORS, INC., a
PARTNERSHIP, an Arizona limited         Nevada corporation
partnership

By:  SCOTTSDALE PROPERTY MANAGEMENT     By:  /s/ Kenneth D. Nelson
L.L.C., an Arizona limited liability         ----------------------------------
company
                                        Its:  Vice President
By  [signature appears here]                  ---------------------------------
   ----------------------------------
              Principal